Conference Call and Webcast

Second Quarter and Six Months 2011

www.3dsystems.com NYSE: DDD

Participants

Stacey Witten	• Investor Relations Manager
Abe Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Bob Grace	• Vice President & General Counsel

Welcome Webcast Viewers

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- 1-800-798-2864 in the United States
- 1-617-614-6206 from outside the United States
- Participant Code: 19161462

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as ''may,'' ''will,'' ''should,'' "hope," "expects," ''intends,'' ''plans,'' ''anticipates,'' "contemplates," ''believes,'' ''estimates,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 17, 2011. These are available at www.SEC.gov.

Operating Results

Abe Reichental

President and CEO



www.3dsystems.com NYSE:DDD

Second Quarter 2011 Highlights

We are pleased with our performance and results for the second quarter which reflect contributions from all revenue categories on robust 25% organic growth and record unit sales

We earned 14 cents per share on a 57% total revenue increase and a 58% gross profit improvement notwithstanding sequential margin compression on unfavorable product and geographical mix and higher expenses on higher revenue and cost of acquisitions

Net income for the second quarter included share-based compensation, depreciation and amortization expense of $3.4 million, $0.4 million of restructuring expenses and $2.2 million of legal expenses

Our reported quarter and six months diluted earnings per share of $0.26 and $0.40, respectively, benefitted by 12 cents per share from releasing a portion of our valuation allowance on deferred tax assets

We ended the second quarter 2011 with $79.0 million of cash reflecting $62.1 million net proceeds from our equity raise and $6.2 million of cash from operations less $28.0 million paid in cash for acquisitions during the first six months of 2011

Key Developments

We made several key acquisitions during the quarter in support of our strategic growth and diversification initiatives

We added 27 new resellers to our global distribution channel that now aggregates to 167 resellers and tripled total printer unit sales over the comparable 2010 quarter

We grew print materials revenue by $2.4 million and expanded gross profit margin 530 basis points over the comparable 2010 quarter

We increased our healthcare solutions revenue 32% over prior year and remain optimistic about our growth prospects in this category

Last week we acquired Alibre, Inc., a leading provider of affordable 3D design productivity solutions. We expect this acquisition to be immediately accretive to our net income and contribute favorably to our long-term target-operating model

Financial Review

Damon Gregoire

Senior Vice President and CFO





www.3dsystems.com NYSE:DDD

Across-The-Board Revenue Growth

$ in millions

Second Quarter	2010	2011	Growth
Printers	$ 10.7	$ 16.2	52%
Print Materials	$ 14.0	$ 16.4	18%
Services	$ 10.5	$ 22.5	115%
Healthcare	$ 4.9	$ 6.5	32%

Second quarter 2011 revenue grew 57%

25% came from organic growth

New Products And Materials Revenue Performance



$ in millions
New Products Quarterly Revenue
$20
$15
$10
$5
$0
Q2, 2009
Q2, 2010
Q2, 2011

New products revenue grew 52% over comparable 2010 quarter

Integrated materials revenue grew 80% over the comparable 2010 quarter and amounted to 54% of total print materials revenue

Create with Confidence

Across-The-Board Revenue Growth

$ in millions


Six Months
Printers
2010
$ 19.5
2011
$ 29.7
53%
Print Materials
2010
$ 27.6
2011
$ 32.0
16%
Services
2010
$ 19.7
2011
$ 41.3
109%
Healthcare
2010
$ 9.0
2011
$ 12.7
41%

Six Months 2011 revenue grew 54%

24% came from organic growth

Create with Confidence

Second Quarter 2011 Operating Results

$ in millions, except earnings per share

	Second Quarter		
Drivers	2011	2010	% Change Favorable/(Unfavorable)
Revenue	$ 55.1	$ 35.1	57%
Gross Profit	$ 25.2	$ 16.0	58%
% of Revenue	*46%*	*45%*	
Operating Expenses	$17.2	$ 12.5	(37%)
% of Revenue	*31%*	*36%*	
Net Income	$7.2	$ 2.7	162%
% of Revenue	*13%*	*8%*	
Depreciation & Amortization	$2.6	$ 1.9	(35%)
% of Revenue	*5%*	*5%*	
Diluted Earnings Per Share	$0.14	$ 0.06	133%

-Percents are rounded to nearest whole numbers
-EPS in prior year restated to reflect stock split
-Net income and EPS do not reflect the benefit of the release of a portion of our valuation allowance on deferred tax assets

Six Months 2011 Operating Results

$ in millions, except earnings per share

Six Months			
Drivers	**2011**	**2010**	**% Change Favorable/(Unfavorable)**
Revenue	$ 103.0	$ 66.8	54%
Gross Profit	$ 48.4	$ 30.3	60%
% of Revenue	*47%*	*45%*	
Operating Expenses	$ 33.0	$ 24.2	(36%)
% of Revenue	*32%*	*36%*	
Net Income	$ 14.0	$ 4.8	194%
% of Revenue	*14%*	*7%*	
Depreciation & Amortization	$ 5.0	$ 3.4	(46%)
% of Revenue	*5%*	*5%*	
Diluted Earnings Per Share	$ 0.28	$0.10	180%

-Percents are rounded to nearest whole numbers
-EPS in prior year restated to reflect stock split
-Net income and EPS do not reflect the benefit of the release of a portion of our valuation allowance on deferred tax assets

Create with Confidence

Factors Affecting Earnings Per Share

	Reported EPS	EPS excluding tax release
Second quarter 2011 diluted earnings per share	$ 0.26	$ 0.14
Six months 2011 diluted earnings per share	$ 0.40	$ 0.28

Net income for the quarter included a $3.4 million of non-cash expenses related to depreciation, amortization and share-based compensation and $0.4 million of restructuring costs and $2.2 million of legal expenses that in the aggregate reduced EPS by 12 cents

During the second quarter, we had a $6.2 million benefit from the release of a portion of our valuation allowance on deferred tax assets that resulted in a 12 cent per share benefit for diluted EPS

We have net operating loss carry-forwards of $55 million, of which $36 million are reserved. We continue evaluate the timing and amounts of future releases of valuation allowances as required

Revenue by Category & Geography


$ in millions
Second Quarter
Six Months
$ 35.1
$ 55.1
$ 66.8
$ 103.0
Services
Materials
Printers
30%
40%
30%
41%
30%
29%
30%
41%
29%
40%
31%
29%
2010
2011
Asia-Pacific
Europe
North America
13%
38%
49%
14%
34%
52%
14%
39%
47%
14%
36%
50%
60
50
40
30
20
10
0
100
80
60
40
20
0

Q2 and six months 2011 recurring revenue accounted for 71% of total revenue

Create with Confidence

Q2 & Six Months Gross Profit and Margin

Second Quarter						
	2011		2010		Yr-Yr%	
Category	$ Millions	Gross Profit Margin	$ Millions	Gross Profit Margin	$	Margin
Printers	$ 6.0	37%	$ 3.7	35%	62%	6%
Print materials	$ 10.7	65%	$ 8.3	60%	28%	9%
Services	$ 8.6	38%	$ 3.9	37%	118%	2%
Total	$ 25.2	46%	$ 16.0	45%	58%	1%

Six Months						
	2011		2010		Yr-Yr%	
Category	$ Millions	Gross Profit Margin	$ Millions	Gross Profit Margin	$	Margin
Printers	$ 11.5	39%	$ 6.8	35%	68%	10%
Print materials	$ 20.6	64%	$ 16.6	60%	24%	7%
Services	$ 16.4	40%	$ 6.9	35%	139%	14%
Total	$ 48.4	47%	$ 30.3	45%	60%	4%

-Columns may not foot due to rounding

Sequential Gross Profit Margin Impacts

Margin Q1 2011				**48.4%**
	Gross Margin		Impact on	
Expansion	Q1	Q2	gross margin	
Print materials	63.4%	64.9%	0.4%	Total expansion
Professional printers			0.8%	1.6%
Print services	44.5%	47.2%	0.4%	
Compression				
Custom parts volume and mix	39.2%	32.3%	(2.6%)	
Personal printer mix			(0.8%)	Total compression
Production printer mix			(0.9%)	(4.3%)
Margin Q2 2011				**45.7%**

Sequential Custom Parts Impact On Gross Profit Margin

Custom parts made up 26% of revenue compared to 21% in the first quarter

- Rapid revenue growth outpaced our margin expansion initiatives resulting in 80 basis points compression to gross profit margin

Custom parts gross profit margin decreased sequentially from 39.2% to 32.3%

- Higher Quickparts® revenue at lower gross profit margin accounted for 280 basis points compression
- Seasonal shortfall of higher margin Italian revenue reflecting automotive design cycles compressed gross profit margin by 80 basis points

3Dproparts™ North America gross profit margin continued its positive trend expanding some 1,370 basis points sequentially

Second Quarter Operating Expenses

($ in millions)

Category	Second Quarter 2011	2010	% Change Favorable/(Unfavorable)
Selling, general & administrative	$ 14.2	$ 9.8	(45%)
Research and development	$ 3.0	$ 2.8	(10%)
Total Operating Expenses	$ 17.2	$ 12.5	(37%)
% of Revenue	*31%*	*36%*	13%

- Columns may not foot due to rounding

- Selling, general & administrative expenses decreased to 26% of revenue from 28% in Q2 2010
- R&D expenses decreased to 6% of revenue in the second quarter of 2011 from 8% in 2010
- Increase in operating expenses due primarily to:
  - Compensation costs increase of $1.6 million primarily due to higher commissions from increased revenue and higher costs from acquisitions timing and concentration
  - Restructuring expenses of $0.4 million
  - Higher legal expenses of $2.2 million, representing an increase of $1.0 million from Q2 2010, primarily due to litigation concentration and timing

Six Months Operating Expenses

($ in millions)

Category	Six Months 2011	Six Months 2010	% Change Favorable (Unfavorable)
Selling, general & administrative	$ 27.1	$ 18.9	(43%)
Research and development	$ 5.9	$ 5.3	(11%)
Total Operating Expenses	$ 33.0	$ 24.2	(36%)
% of Revenue	*32%*	*36%*	12%

- Selling, general & administrative expenses decreased to 26% of revenue in 2011 from 28% in 2010
- R&D expenses decreased to 6% of revenue in the second quarter of 2011 from 8% in 2010
- Increase in operating expenses due primarily to:
  - Compensation costs increase of $2.9 million due to higher commissions from increased revenue, higher acquisitions expenses and restructuring expenses of $0.4 million
  - Legal expenses of $3.9 million, an increase of $1.7 million from 2010, primarily due to litigation concentration and timing

Expect to realize annual savings in the range of $1-2 million from restructuring expense and other cost containment and cost down initiatives implemented during the first half of 2011

Expect operating expenses as percentage of revenue to converge with long-term operating model

Working Capital

($ in millions)

	June 30, 2011	December 31, 2010	% Change Favorable (Unfavorable)
Cash	$ 79.0	$ 37.3	112%
Inventory	$ 27.4	$ 23.8	(15%)
Accounts Receivable	$ 42.2	$ 35.8	18%
Accounts Payable	$ 26.7	$ 26.6	-
Working Capital	$ 91.1	$ 42.5	115%

- Cash increased $41.7 million from the fourth quarter of 2010, primarily reflecting $62.1 million net proceeds from our equity raise less the $28.0 million paid in cash for acquisitions during the first six months of 2011
- Cash on hand for the first six months included $6.2 million generated from operations
- Inventory increased $3.6 million primarily related to timing of inventory purchases and customer deliveries
- Working capital increased $48.6 million compared to the end of 2010, including a $6.4 million increase in accounts receivable

Progress Towards Operating Model

($ millions)

Drivers	Model Ranges		Q2 Actual Results	6 Months Actual Results
Revenue	$200.0	$300.0	$ 55.1	$ 103.0
Gross Profit	56%	62%	46%	47%
SG&A	23%	20%	26%	26%
R&D	7%	5%	6%	6%
Operating Income	26%	37%	15%	15%
Net Income After Tax*	18%	22%	13%	14%
Depreciation & Amortization	4%	3%	5%	5%
Capital Expenditures	2%	1%	1%	1%
Recurring Revenue	70%	75%	71%	71%

* Model net income is inclusive of the estimated fully-burdened tax rate of 31% - 38% depending on the period

- Actual results do not include the benefit of the release of the valuation allowance on deferred tax assets; net income after tax includes non-cash expenses of depreciation, amortization and share-based compensation of $3.4 million for Q2 and $6.2 million for the six months. Net income also includes $0.4 million of restructuring expenses for each period.
- The company's current NOLs of $55 million reduce the cash taxes to the portion relating to the non-U.S. obligations.

This target model is not intended to constitute financial guidance related to the company's expected performance. It is based upon management's current expectations concerning future events and trends and is necessarily subject to uncertainties.

Margin Expansion Path Towards Operating Model

56% GPM at $200 million and 62% at $300 million revenue run-rate

Margin Expansion

-Better overhead absorption from higher revenue

-Favorable print material mix towards integrated printers materials

-Migration of additional printers and print materials manufacturing to Rock Hill, SC

-Continuous improvements and operational cost downs

-Mix of recurring revenue and SW as a percentage of total sales at 70-75%

Margin Compression

-Higher personal printers unit sales as a percentage of mix in a given period

-Timing, concentration and size of acquisitions in a given period

Time to achieve target model revenue run-rate

Create with Confidence

Outlook and Progress

Abe Reichental
President and CEO



www.3dsystems.com NYSE:DDD

Revenue Outlook

- We entered the third quarter of 2011 with a strong sales funnel and continued healthy backlog. Accordingly, we expect revenue growth over the prior year quarter and sequentially for the third quarter of 2011
- We expect strong demand for our personal, professional and production printers, helped by our expanding channel and new content creation and design productivity tools
- We expect custom parts services revenue growth from a combination of organic growth and additional acquisitions
- We expect healthcare solutions revenue growth benefiting from our expanding solutions portfolio and growing installed base

Gross Profit and Operating Expenses Outlook

Our gross profit margin maybe impacted by:

- Potential adverse printers mix in favor of higher unit volume, lower margin personal printers
- Impact of integration costs of acquired businesses
- Custom parts revenue with lower gross profit margins making up a higher percent of total revenue

We expect operating SG&A expenses for the remainder of 2011 to be in the range of $29 – $32 million:

- Inclusive of our anticipated litigation expenses as we currently understand them
- Increased operating costs associated with custom parts services acquisitions we made thus far

We expect R&D expenses for the remainder of 2011 to be in the range of $6 – $7 million:

- Reflecting our expanding print engine portfolio and planned new professional and consumer product introductions throughout the year

Alibre's Link To Strategy

Alibre's acquisition is consistent with our strategy to democratize access and accelerate adoption of affordable 3D content-to-print solutions that empower professionals and consumers to create and make in 3D

By adding meaningful design productivity tools and plugins to our portfolio, we make it easier and simpler for our users to access all their design-to-manufacturing requirements in one place

Alibre developed powerful, affordable design productivity tools that enable many businesses to expand and complement their 3D content creation employee base as well as provide many professional designers and engineers "by day" with the option to bring home viable affordable tools that support their hobbies and entrepreneurial activities

We plan to expand the utility and functionality of the Alibre tools in ways that serve this growing user base and effectively address this estimated multi billion marketplace. We expect Alibre gross profit margins in excess of 85% to favorably contribute to our long-term target operating model

We plan to evolve Alibre into a powerful brand that delivers a complete suite of design productivity tools and services for the benefit of professionals, makers and consumers alike

Bottom Line

- Our sales funnel remains robust and our backlog reflects the strength of our business model
- Our 3D content-to-print products and services are expected to generate increased customer demand
- Our business model is built around significant recurring revenue components that generate improved margins
- We remain committed to our long-term growth objectives and confident in our ability to provide value to our customers and stockholders

Q&A Session

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-800-798-2864
- International: 1-617-614-6206
- Conference ID: 19161462

Thank You



www.3dsystems.com NYSE: DDD